Exhibit 10(vii)

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Third Amendment to Loan and Security Agreement is made this 22nd day of January 2002 by and between CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Lender") and BONTEX, INC., a Virginia corporation ("Borrower").

                                    Recitals

         Borrower and Lender entered into a certain Loan and Security Agreement dated January 26, 2000 (together with all amendments, modifications, addenda and supplements, the "Loan Agreement") and related documents, evidencing certain financing arrangements between Lender and Borrower as more particularly described therein.

         Borrower and Lender entered into an Amendment to Loan and Security Agreement on November 13, 2000 and a Second Amendment to Loan and Security Agreement on September 12, 2001.

         Borrower has requested certain additional modifications to the terms and conditions of and an extension of the Maturity Date under the Loan Agreement. Lender is willing to make the said modifications and to extend the Maturity Date, subject to the terms and conditions of this Amendment ("Amendment").

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, as of the date hereof (unless an earlier date is specified herein), that the Loan Agreement is amended, as follows:

          1. AMENDMENT TO DEFINITIONS. Section 1.26 of the Loan Agreement is hereby amended to read as follows:

                  1.26 "Maximum Credit" shall mean the maximum amount of Loans outstanding under Section 2.1 of this Agreement, which shall be Two Million Dollars ($2,000,000).

         2.    AMENDMENT TO REVOLVING LOAN PROVISIONS.

              (a) Section 2.1(a)(iii) of the Loan Agreement is hereby amended to read as follows:

                           "(iii) the lesser of: (A) the sum of (I) the sum of
                  (I) the lesser of eighty-five percent (85%) of the net orderly liquidation value or fifty-six percent (56%) of the Value of Eligible Inventory consisting of finished goods (but not to exceed $400,000) plus (II) the lesser of eighty-five (85%) of the net orderly liquidation value or twelve percent (12%) of the Value of Eligible Inventory consisting of


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                  raw materials for such finished goods (but not to exceed
                  $100,000); or (B) Five Hundred Thousand Dollars ($500,000); less"

         3. TERM: Section 11.1(a) of the Loan Agreement is hereby amended to read as follows:

               (a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on February 26, 2002 ("Maturity Date"), provided, that, this Agreement and all other Financing Agreements must be terminated simultaneously. Upon the Maturity Date, Borrower shall pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including attorneys' fees and legal expenses, in connection with any contingent Obligations, including checks or other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment. Such payments in respect of the Obligations and cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Lender, as Lender may, in its discretion, designate in writing to Borrower for such purpose. Interest shall be due until and including the next business day, if the amounts so paid by Borrower to the bank account designated by Lender are received in such bank account later than 12:00 noon (Eastern Time.)"

         4. NET WORTH COVENANT. Section 9.14 of the Loan Agreement is hereby amended, as of September 12, 2001, to read as follows:

             "9.14. Adjusted Tangible Net Worth. Borrower (excluding, for purposes of this covenant, foreign subsidiaries and affiliates) shall continuously maintain Adjusted Tangible Net Worth of not less than Five Million Dollars ($5,000,000) from July 1, 2001 through December 31, 2001, not less than Five Million Seventy Five Thousand Dollars ($5,075,000) from January 1, 2002 through January 31, 2002, and not less than Five Million Dollars ($5,000,000) commencing February 1, 2002 and at all times thereafter."

         5. FEE. This Amendment is conditioned on the payment by Borrower to Lender of an extension fee of Five Thousand Dollars ($5,000), which shall be fully earned as of the date hereof. Borrower authorizes Lender to advance such fee as a Revolving Loan under the Loan Agreement.

         6. CONFIRMATION OF INDEBTEDNESS. Borrower confirms and acknowledges that as of the close of business on December 31, 2001, it is indebted to Lender under the Loan Documents without any deduction, defense, setoff, claim or counterclaim, of any nature, in the aggregate principal mount of $ 1,470,876 comprised of: (a) $854,209 outstanding with respect to the

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Revolving Loans, and (b) $616,667 outstanding with respect to the Term Loan, plus any accrued and unpaid interest and all fees, costs and expenses (including attorneys' fees) incurred to date in connection with Loan Documents.

         7. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to, and covenants with, Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lender to Borrower:

                  (a) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms;

                  (b) Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;

                  (c) This Amendment is, or when executed by Borrower and delivered to Lender, will be, duly executed and constitute a valid and legally binding obligation of Borrower, enforceable against Borrower in accordance with its terms; and

                  (d) The execution by Borrower and delivery to Lender of this Amendment is not and will not be in contravention of any order of any court or other agency of government, law or any other indenture or agreement to which wither Borrower is bound or the Articles of Incorporation or bylaws of Borrower to be in conflict with, or result in a breach of, or constitute (with due notice and/or passage of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge, encumbrance of any nature on any property of Borrower.

         8. REAFFIRMATION: Except as expressly amended herein, the terms and conditions of the Loan Agreement are hereby reaffirmed and ratified in all respects, and Borrower reaffirms each of the representations and warranties under the Loan Agreement made by it, as if said representations and warranties were made and given on and as of the date hereof

         9. NO WAIVER BY LENDER: This Amendment does not and shall not be deemed to constitute a waiver by Lender of any breach or violation of any representation, warranty or covenant made or agreed to by any Borrower under the Loan Agreement as amended hereby, and all of Lender's claims and rights resulting from any such breach or misrepresentation by either Borrower, are expressly reserved by Lender. This Amendment does not obligate Lender to agree to any further extension or any other modification of the Loan Agreement nor does it constitute a waiver of any other rights or remedies of Lender.

         10. INCORPORATION: This Amendment (including, without limitation, any covenants contained herein) shall amend, and is incorporated into and made part of, the Loan Agreement.

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All references contained in the Loan Agreement or other Loan Documents to the
Loan Agreement shall be deemed, for all purposes, to mean the Loan Agreement as amended hereby. To the extentthat any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Loan Agreement, the terms and provisions hereof shall control. Except as expressly amended by this Amendment, all of the terms, conditions and provision of the Loan Agreement are hereby ratified and continue unchanged and remain in full force and effect.

         11. NO MODIFICATION: No modification of this Amendment or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

         12. HEADINGS: The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision of this Amendment.

         13. SUCCESSOR AND ASSIGNS: This Amendment will be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

         14. GOVERNING LAW: This Amendment shall be governed by, and construed and enforced in accordance with the laws of the State of New York, excluding its conflict of laws rule.

         15. SEVERABILITY: The provisions of this Amendment are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

         16. COUNTERPARTS: This Amendment may be executed in any number of counterparts and by different parties on separate counterparts (including by facsimile transmission of executed signature pages hereto), each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. This Amendment shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereof.

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         IN WITNESS WHEREOF, Lender and Borrower have caused these presents to be duly executed on and as of the date and year first above written.

LENDER                                      BORROWER

CONGRESS FINANCIAL                          BONTEX, INC.
   CORPORATION

By:    /S/ Cindy B. Denbaum                 By:   /S/ James C. Kostelni
     ------------------------                    ------------------------
Title:           V.P.                       Title:              C.E.O.
      -----------------------                     -----------------------


ADDRESS:                                    ADDRESS:
-------                                     -------

1133 Avenue of the Americas                 One Bontex Drive
New York, NY 10036                          Buena Vista, Virginia 24116









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